UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna -1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2012

Date of reporting period: January 31, 2012

ITEM 1: REPORT TO SHAREHOLDERS

Annual Report

January 31, 2012

PIMCO Strategic Global Government Fund, Inc.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

After a slow start, the U.S. economy expanded at an ever-increasing pace during the twelve-month fiscal period ended January 31, 2012. Companies registered robust profits and began to hire workers in increasing numbers, pushing the unemployment rate down to its lowest level in three years. The recovery was held back in part by political dysfunction in Washington and a variety of geopolitical worries, which at times sparked extraordinary market volatility.

Twelve Months in Review through January 31, 2012

For the fiscal twelve-month period ended January 31, 2012, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 3.83% on net asset value and rose 28.34% on market price. In contrast, U.S. government bonds, as measured by the Barclays Capital Long Term U.S. Treasury Index, advanced 21.30% and the Barclays Capital U.S. Credit Index, which reflects corporate bond performance, rose 10.38%. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad U.S. bond market, advanced 8.66%, and the Barclays Capital U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, increased 6.51%. Mortgage-backed securities, as represented by the Barclays Capital Mortgage Index, rose 4.97%. The

Barclays Capital Global Aggregate Bond Index, a broad market measure of U.S. and non-U.S. government and corporate bonds, was up 7.22%. U.S. stocks, as measured by the Standard & Poor’s 500 Index, increased 4.22%.

As the fiscal year unfolded, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annualized rate of just 0.4%. The January to March 2011 period was marked by turmoil across much of the Middle East, and by an earthquake, tsunami and nuclear meltdown in Japan. Middle East unrest pushed oil prices higher, while Japan’s catastrophe hampered a significant portion of the global supply chain. GDP accelerated from that point, growing at annualized rates of 1.3% between April and June 2011, 1.8% between July and September 2011 and 2.8% (preliminary estimate) between October and December 2011. The labor market

2	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

also accelerated, as the U.S. unemployment rate dropped from 9.1% to 8.3% during the twelve-month reporting period. The jobless rate’s reduction all occurred during the last five months of the fiscal year, a sign, perhaps, of just how quickly the economy is gathering momentum. The government indicated that private sector job creation in 2011 was the best since 2005.

Geopolitical concerns, notably Europe’s deepening fiscal crisis, caused many investors to flock to the perceived safety of U.S. Treasury bonds, which soared in price during the twelve-month fiscal period. Ironically, prices moved even higher in the wake of a downgrade of the U.S. government’s long-term credit rating by Standard and Poor’s.

The Road Ahead

Europe’s fiscal woes were a primary reason the Federal Reserve (“the Fed”) maintained a cautious stance during the period. The Fed warned of “significant downside risks to the economic outlook,

including strains in global financial markets.” The Fed extended its policy of maintaining low interest rates “at least through late 2014” and began another effort to stimulate the economy by swapping $400 billion in short-term Treasury securities in exchange for a similar amount of longer-term bonds. The lower long-term yields, the Fed intimated, could help breathe life into the housing market.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Fund Insights

January 31, 2012 (unaudited)

For the 12 months ended January 31, 2012, PIMCO Strategic Global Government Fund, Inc. returned 3.83% on net asset value (“NAV”) and 28.34% on market price. The unmanaged Barclays Capital U.S. Aggregate Bond and Barclays Capital U.S. Intermediate Aggregate Bond Indices returned 8.66% and 6.51%, respectively, during the reporting period.

During the fiscal period, a number of events caused increased market volatility. In particular, political unrest across the Middle East followed by rising commodity prices, natural disasters in Japan with implications for global growth, sovereign debt concerns both in the U.S. and Europe, and political polarization all weighed on financial markets globally.

U.S. Treasury yields declined across the curve during the reporting period given a flight to quality that resulted from increased investor concerns over the European sovereign debt crisis and generally moderating global growth. On several occassions the Fed reiterated its intention to maintain the federal funds rate at a historically low range between zero and 0.25% for an “extended period.” In September 2011, the Fed announced a program referred to as “Operation Twist” whereby it would purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012. This was designed to put downward pressure on long term interest rates in an effort to stimulate the economy. Following the announcement of Operation Twist, most spread sectors (non-U.S. Treasuries) rallied during much of the reminder of the reporting period. In addition, improving U.S. economic data and increased investor risk appetite were supporting the spread sectors. During the 12 months ended January 31, 2012, both short- and long-term Treasury yields declined and the yield curve flattened.

Portfolio positioning generated mixed results

The Fund’s yield curve and duration positioning detracted from performance during the fiscal period. From a yield curve perspective returns were hindered by a steepening bias in the U.S. This proved to be negative for results as the yield curve flattened during the period, with the two-year Treasury yield falling 35 basis points and the 30-year yield falling 163 basis points. A short duration (or sensitivity to changes in market interest rates) during the first half of the reporting period detracted from performance due to the decline in Treasury yields.

Spread sectors generally underperformed like-duration Treasuries during the period due to several extreme flights to quality and declining Treasury yields. However, most spread sectors did generate positive absolute returns, which contributed to the Fund’s absolute performance during fiscal period. Allocations to agency and non-agency mortgage-backed securities added to the Fund’s absolute returns and were a significant source of incremental income during the period.

4	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Performance & Statistics

January 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	28.34%	3.83%
5 Year	14.51%	11.71%
10 Year	11.77%	9.23%
Commencement of Operations (2/24/1994) to 1/31/12	10.02%	8.35%

Market Price/NAV Performance:

Commencement of Operations (2/24/1994) to 1/31/12

Market Price/NAV:

Market Price	$11.80
NAV	$8.91
Premium to NAV	32.44%
Market Price Yield(2)	8.14%

Moody’s Ratings

(as a % of total investments, before securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at January 31, 2012.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012

Principal Amount (000s)			Value
U.S. GOVERNMENT AGENCY SECURITIES – 264.6%
Fannie Mae – 221.2%
	$220	2.19%, 12/1/30, FRN, MBS (k)	$220,705
	20	2.308%, 9/1/28, FRN, MBS	20,902
	2	2.325%, 4/1/30, FRN, MBS	2,085
	69	2.45%, 11/1/27, FRN, MBS (k)	73,048
	88	2.497%, 12/1/28, FRN, MBS (k)	93,428
	29	2.515%, 2/1/27, FRN, MBS (k)	30,897
	138	2.525%, 3/1/32, FRN, MBS (k)	138,991
	9	2.54%, 2/1/32, FRN, MBS	9,187
	7	2.722%, 12/1/25, FRN, MBS	7,671
	80	2.75%, 3/1/31, FRN, MBS (k)	84,712
	50,000	3.50%, MBS, TBA, 30 Year (e)	51,960,935
	15,000	4.00%, MBS, TBA, 30 Year (e)	15,857,813
	448	4.25%, 11/25/24, CMO (k)	522,451
	9	4.25%, 3/25/33, CMO	9,849
	4,510	4.50%, 7/25/40, CMO (k)	5,046,122
	220,000	4.50%, MBS, TBA, 30 Year (e)	234,609,375
	10	5.00%, 12/1/18, MBS	10,724
	29,974	5.00%, 1/25/38, CMO (k)	33,908,210
	15	5.50%, 12/25/16, CMO	15,754
	99	5.50%, 7/25/24, CMO (k)	105,524
	15,865	5.50%, 11/25/32, CMO (k)	18,335,260
	887	5.50%, 12/25/34, CMO (k)	1,017,509
	1,370	5.50%, 4/25/35, CMO (k)	1,565,750
	297,000	5.50%, MBS, TBA, 30 Year (e)	322,982,276
	100	5.75%, 6/25/33, CMO (k)	117,254
	2,500	5.807%, 8/25/43, CMO (k)	2,893,324
	34	6.00%, 2/25/17, CMO (k)	36,433
	189	6.00%, 4/25/17, CMO (k)	205,544
	1,082	6.00%, 9/25/31, CMO (k)	1,218,688
	1,418	6.00%, 12/1/32, MBS (k)	1,580,048
	1,402	6.00%, 1/1/33, MBS (k)	1,562,907
	297	6.00%, 2/1/33, MBS (k)	330,604
	2,988	6.00%, 4/1/35, MBS (k)	3,330,188
	4,085	6.00%, 1/1/36, MBS (k)	4,517,420
	1,318	6.00%, 10/1/36, MBS (k)	1,468,727
	5,990	6.00%, 9/1/37, MBS (k)	6,598,656
	10,786	6.00%, 5/1/40, MBS (k)	11,927,666
	3,892	6.00%, 1/25/44, CMO (k)	4,361,885
	72	6.283%, 12/25/42, CMO, VRN (k)	82,992
	45	6.499%, 10/25/42, CMO, VRN (k)	50,741
	8	6.50%, 5/1/13, MBS	8,550
	8	6.50%, 10/1/13, MBS	8,731
	44	6.50%, 2/1/14, MBS (k)	45,154
	65	6.50%, 10/1/18, MBS (k)	70,861
	119	6.50%, 9/1/19, MBS (k)	130,449
	92	6.50%, 1/1/20, MBS (k)	101,329

6	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)				Value
Fannie Mae (continued)
	$173		6.50%, 6/25/23, CMO (k)	$189,495
	–	(g)	6.50%, 3/1/24, MBS	80
	20		6.50%, 4/1/27, MBS	22,978
	105		6.50%, 11/18/27, CMO (k)	119,685
	10		6.50%, 1/1/28, MBS	11,099
	436		6.50%, 2/1/28, MBS (k)	497,586
	12		6.50%, 4/1/28, MBS	13,405
	52		6.50%, 9/1/28, MBS (k)	59,984
	16		6.50%, 11/1/28, MBS	18,072
	44		6.50%, 1/1/29, MBS (k)	50,663
	2		6.50%, 3/1/29, MBS	2,929
	34		6.50%, 4/1/29, MBS (k)	39,088
	42		6.50%, 6/1/29, MBS (k)	47,247
	584		6.50%, 7/1/29, MBS (k)	671,584
	2		6.50%, 9/1/29, MBS	2,699
	8		6.50%, 12/1/29, MBS	9,007
	194		6.50%, 4/1/31, MBS (k)	217,891
	98		6.50%, 5/1/31, MBS (k)	107,878
	125		6.50%, 8/1/31, MBS (k)	137,950
	968		6.50%, 9/25/31, CMO (k)	1,108,298
	41		6.50%, 10/1/31, MBS (k)	45,056
	25		6.50%, 11/1/31, MBS (k)	27,239
	1,780		6.50%, 3/25/32, CMO (k)	1,997,335
	29		6.50%, 6/1/32, MBS (k)	32,271
	99		6.50%, 8/1/32, MBS (k)	110,014
	46		6.50%, 9/1/32, MBS (k)	50,890
	338		6.50%, 10/1/32, MBS (k)	387,936
	245		6.50%, 5/1/33, MBS (k)	278,801
	72		6.50%, 6/1/33, MBS (k)	81,783
	123		6.50%, 7/1/33, MBS (k)	139,549
	143		6.50%, 8/1/33, MBS (k)	162,501
	416		6.50%, 9/1/33, MBS (k)	475,814
	1,055		6.50%, 10/1/33, MBS (k)	1,201,310
	746		6.50%, 11/1/33, MBS (k)	850,183
	134		6.50%, 12/1/33, MBS (k)	152,395
	397		6.50%, 1/1/34, MBS (k)	452,366
	59		6.50%, 2/1/34, MBS (k)	67,342
	15		6.50%, 3/1/34, MBS	17,263
	50		6.50%, 4/1/34, MBS (k)	56,994
	65		6.50%, 5/1/34, MBS (k)	73,996
	584		6.50%, 7/1/34, MBS (k)	663,824
	423		6.50%, 8/1/34, MBS (k)	480,251
	395		6.50%, 9/1/34, MBS (k)	448,538
	13		6.50%, 10/1/34, MBS	15,183
	279		6.50%, 11/1/34, MBS (k)	316,379
	237		6.50%, 12/1/34, MBS (k)	268,990
	146		6.50%, 2/1/35, MBS (k)	166,373
	97		6.50%, 4/1/35, MBS (k)	110,462

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Fannie Mae (continued)
	$44	6.50%, 7/1/35, MBS (k)	$50,240
	161	6.50%, 10/1/35, MBS (k)	182,898
	793	6.50%, 6/1/36, MBS (k)	898,920
	2,736	6.50%, 12/1/36, MBS (k)	3,094,678
	387	6.50%, 4/1/37, MBS (k)	432,868
	206	6.50%, 2/1/38, MBS (k)	234,726
	922	6.50%, 7/1/39, MBS (k)	1,037,668
	1,000	6.50%, MBS, TBA, 30 Year (e)	1,116,250
	1,090	6.50%, 12/25/41, CMO (k)	1,298,786
	3,135	6.50%, 7/25/42, CMO (k)	3,575,534
	266	6.50%, 8/25/42, CMO (k)	296,864
	2,579	6.50%, 9/25/42, CMO (k)	2,973,385
	1,154	6.50%, 6/25/44, CMO (k)	1,336,672
	189	6.50%, 11/1/47, MBS (k)	209,395
	47	6.85%, 12/18/27, CMO (k)	53,336
	13	7.00%, 2/1/15, MBS	13,704
	125	7.00%, 3/1/16, MBS (k)	134,695
	72	7.00%, 5/1/16, MBS (k)	78,526
	64	7.00%, 11/1/16, MBS (k)	66,368
	188	7.00%, 5/1/17, MBS (k)	206,877
	51	7.00%, 11/1/17, MBS (k)	54,583
	600	7.00%, 7/1/21, MBS (k)	657,682
	122	7.00%, 11/1/24, MBS (k)	139,089
	8	7.00%, 10/1/25, MBS	8,839
	38	7.00%, 6/18/27, CMO (k)	43,266
	4	7.00%, 9/1/27, MBS	4,909
	8	7.00%, 11/1/27, MBS	8,944
	33	7.00%, 12/1/27, MBS (k)	37,954
	3	7.00%, 5/1/28, MBS	3,225
	17	7.00%, 6/1/28, MBS	19,911
	34	7.00%, 2/1/29, MBS (k)	39,862
	127	7.00%, 3/1/29, MBS (k)	148,232
	77	7.00%, 4/1/29, MBS (k)	88,651
	52	7.00%, 5/1/29, MBS (k)	60,842
	44	7.00%, 6/1/29, MBS (k)	51,901
	20	7.00%, 7/1/29, MBS	23,103
	65	7.00%, 9/1/29, MBS (k)	76,549
	21	7.00%, 10/1/29, MBS	25,158
	1	7.00%, 11/1/29, MBS	951
	13	7.00%, 3/1/30, MBS	14,938
	4,704	7.00%, 4/1/30, MBS (k)	5,454,997
	134	7.00%, 5/1/30, MBS (k)	156,748
	10	7.00%, 4/1/31, MBS	12,030
	8	7.00%, 6/1/31, MBS	9,441
	34	7.00%, 7/1/31, MBS	40,527
	98	7.00%, 8/1/31, MBS (k)	115,228
	79	7.00%, 9/1/31, MBS (k)	93,435
	10	7.00%, 11/1/31, MBS	11,633

8	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Fannie Mae (continued)
	$120	7.00%, 12/1/31, MBS (k)	$140,816
	68	7.00%, 1/1/32, MBS (k)	75,839
	118	7.00%, 2/1/32, MBS (k)	138,824
	44	7.00%, 4/1/32, MBS (k)	51,838
	126	7.00%, 5/1/32, MBS (k)	148,325
	104	7.00%, 6/1/32, MBS (k)	121,293
	60	7.00%, 7/1/32, MBS (k)	69,706
	22	7.00%, 8/1/32, MBS	26,227
	281	7.00%, 9/25/32, CMO (k)	322,375
	183	7.00%, 9/1/33, MBS (k)	208,347
	269	7.00%, 11/1/33, MBS (k)	310,327
	559	7.00%, 1/1/34, MBS (k)	638,734
	103	7.00%, 7/1/34, MBS (k)	116,531
	163	7.00%, 2/25/35, CMO (k)	210,496
	128	7.00%, 3/1/35, MBS (k)	147,334
	1,670	7.00%, 7/1/36, MBS (k)	1,888,319
	1,424	7.00%, 9/25/41, CMO, VRN (k)	1,662,225
	140	7.00%, 10/25/41, CMO (k)	163,820
	70	7.00%, 7/25/42, CMO (k)	79,659
	361	7.00%, 11/25/43, CMO (k)	406,879
	313	7.00%, 2/25/44, CMO (k)	362,841
	1,922	7.00%, 3/25/45, CMO (k)	2,200,616
	207	7.00%, 12/1/46, MBS (k)	233,975
	299	7.00%, 1/1/47, MBS (k)	337,134
	1,191	7.096%, 2/25/42, CMO, VRN (k)	1,408,119
	1,076	7.272%, 10/25/42, CMO, VRN (k)	1,266,807
	303	7.50%, 6/1/17, MBS (k)	325,647
	34	7.50%, 12/1/17, MBS (k)	37,724
	327	7.50%, 5/1/22, MBS (k)	379,149
	45	7.50%, 10/25/22, CMO (k)	51,322
	86	7.50%, 4/1/24, MBS (k)	92,179
	46	7.50%, 11/25/26, CMO (k)	52,153
	189	7.50%, 6/19/30, CMO, VRN (k)	216,148
	185	7.50%, 6/25/30, CMO (k)	217,473
	46	7.50%, 7/1/31, MBS (k)	47,062
	103	7.50%, 5/1/32, MBS (k)	111,057
	967	7.50%, 7/25/41, CMO (k)	1,075,121
	67	7.50%, 7/25/42, CMO (k)	79,284
	7	7.50%, 8/25/42, CMO	8,404
	568	7.50%, 3/25/44, CMO (k)	667,023
	2,250	7.50%, 6/25/44, CMO (k)	2,677,412
	70	7.70%, 3/25/23, CMO (k)	79,377
	6	8.00%, 4/1/19, MBS	5,913
	267	8.00%, 9/25/21, CMO (k)	300,956
	2	8.00%, 1/1/22, MBS	2,243
	4	8.00%, 12/1/22, MBS	3,932
	6	8.00%, 6/1/24, MBS	7,267
	280	8.00%, 9/1/24, MBS (k)	330,636

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)				Value
Fannie Mae (continued)
	$1		8.00%, 12/1/24, MBS	$1,089
	1		8.00%, 9/1/27, MBS	1,439
	16		8.00%, 4/1/30, MBS	19,647
	66		8.00%, 5/1/30, MBS (k)	80,733
	1,688		8.00%, 7/19/30, CMO, VRN (k)	1,856,665
	28		8.00%, 8/1/30, MBS (k)	33,921
	–	(g)	8.00%, 9/1/30, MBS	464
	1		8.00%, 10/1/30, MBS	1,184
	12		8.00%, 1/1/31, MBS	14,810
	8		8.00%, 3/1/31, MBS	10,270
	50		8.00%, 5/1/31, MBS (k)	56,767
	237		8.00%, 7/1/31, MBS (k)	285,419
	30		8.00%, 8/1/31, MBS	35,540
	314		8.00%, 10/1/31, MBS (k)	380,081
	45		8.00%, 11/1/31, MBS (k)	52,266
	22		8.00%, 1/1/32, MBS	26,786
	12		8.00%, 6/1/32, MBS	12,334
	66		8.00%, 1/1/35, MBS (k)	68,844
	33		8.50%, 4/1/16, MBS (k)	33,621
	447		8.50%, 9/25/21, CMO (k)	490,910
	446		8.50%, 10/25/21, CMO (k)	503,980
	295		8.50%, 12/25/21, CMO (k)	333,281
	1,110		8.50%, 6/18/27, CMO (k)	1,267,457
	207		8.50%, 6/25/30, CMO (k)	242,680
	269		8.50%, 6/1/36, MBS (k)	310,185
	669		9.426%, 5/15/21, MBS (k)	779,491
	214		10.018%, 7/15/27, MBS (k)	245,593
	1		10.30%, 4/25/19, CMO	1,542

				791,082,890

Federal Housing Administration – 0.8%
	3,079		7.25%, 8/1/31 (f)	3,037,482

Freddie Mac – 32.9%
	9		2.262%, 12/1/26, FRN, MBS	9,134
	72		2.374%, 9/1/31, FRN, MBS (k)	72,676
	8		2.533%, 4/1/33, FRN, MBS	8,219
	3,000		4.00%, MBS, TBA, 30 Year (e)	3,163,594
	42		5.00%, 2/15/24, CMO (k)	46,225
	14,296		5.50%, 4/1/39, MBS (k)	15,766,853
	6,000		5.50%, 6/15/41, CMO (k)	7,113,682
	160		6.00%, 9/15/16, CMO (k)	166,690
	1,613		6.00%, 12/15/16, CMO (k)	1,722,431
	22		6.00%, 3/15/17, CMO	23,538
	626		6.00%, 4/1/17, MBS (k)	666,488
	558		6.00%, 12/15/28, CMO (k)	595,693
	882		6.00%, 2/15/31, CMO (k)	940,099
	556		6.00%, 4/15/31, CMO (k)	606,780
	10,511		6.00%, 2/15/32, CMO (k)	11,575,815

10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Freddie Mac (continued)
	$4	6.00%, 2/1/33, MBS	$4,847
	1,197	6.00%, 3/1/33, MBS (k)	1,304,388
	34	6.00%, 2/1/34, MBS (k)	37,599
	136	6.00%, 3/15/35, CMO (k)	171,219
	517	6.50%, 11/1/16, MBS (k)	533,102
	13	6.50%, 8/1/21, MBS	14,513
	117	6.50%, 9/15/23, CMO (k)	132,456
	2,049	6.50%, 10/15/23, CMO (k)	2,242,542
	258	6.50%, 12/15/23, CMO (k)	282,888
	304	6.50%, 3/15/26, CMO (k)	344,467
	842	6.50%, 2/15/28, CMO (k)	939,258
	1,600	6.50%, 5/15/29, CMO (k)	1,722,100
	7	6.50%, 6/1/29, MBS	8,051
	194	6.50%, 7/15/29, CMO (k)	223,675
	7,238	6.50%, 6/15/31, CMO (k)	8,303,371
	3,861	6.50%, 9/15/31, CMO (k)	4,465,253
	52	6.50%, 12/15/31, CMO (k)	53,430
	330	6.50%, 2/15/32, CMO (k)	378,760
	725	6.50%, 6/15/32, CMO (k)	836,955
	3,920	6.50%, 7/15/32, CMO (k)	4,529,385
	1,748	6.50%, 7/1/37, MBS (k)	1,941,320
	105	6.50%, 2/25/43, CMO (k)	115,866
	99	6.50%, 9/25/43, CMO, VRN (k)	113,541
	547	6.50%, 10/25/43, CMO (k)	621,962
	4,831	6.50%, 3/25/44, CMO (k)	5,794,692
	307	6.50%, 9/1/47, MBS (k)	340,872
	491	6.50%, 9/1/48, MBS (k)	542,803
	930	6.616%, 7/25/32, CMO, VRN (k)	1,078,640
	1,085	6.90%, 9/15/23, CMO (k)	1,221,571
	562	6.95%, 7/15/21, CMO (k)	621,821
	227	6.999%, 7/25/32, CMO, VRN (k)	264,077
	95	7.00%, 7/1/13, MBS (k)	97,699
	4	7.00%, 1/1/14, MBS	4,506
	167	7.00%, 9/1/14, MBS (k)	177,593
	31	7.00%, 11/1/14, MBS (k)	32,814
	19	7.00%, 7/1/15, MBS	20,385
	3	7.00%, 8/1/15, MBS	3,729
	21	7.00%, 4/1/16, MBS	23,246
	2	7.00%, 6/1/16, MBS	2,623
	24	7.00%, 7/1/16, MBS	25,558
	6	7.00%, 11/1/16, MBS	7,000
	7	7.00%, 3/1/17, MBS	7,997
	342	7.00%, 6/1/17, MBS (k)	356,922
	178	7.00%, 8/1/21, MBS (k)	193,506
	613	7.00%, 9/1/21, MBS (k)	667,613
	393	7.00%, 5/15/23, CMO (k)	443,005
	1,041	7.00%, 1/15/24, CMO (k)	1,176,975
	56	7.00%, 3/15/24, CMO (k)	62,968

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)				Value
Freddie Mac (continued)
	$57		7.00%, 5/15/24, CMO (k)	$64,042
	7		7.00%, 7/1/24, MBS	7,975
	473		7.00%, 9/15/25, CMO (k)	538,563
	813		7.00%, 7/15/27, CMO (k)	918,352
	4,311		7.00%, 3/15/29, CMO (k)	5,165,535
	74		7.00%, 3/1/31, MBS (k)	85,639
	1,435		7.00%, 6/15/31, CMO (k)	1,630,361
	564		7.00%, 10/1/31, MBS (k)	656,506
	237		7.00%, 1/1/32, MBS (k)	275,877
	19		7.00%, 3/1/32, MBS	22,277
	39		7.00%, 4/1/32, MBS (k)	44,899
	332		7.00%, 1/1/36, MBS (k)	386,778
	1,788		7.00%, 6/1/36, MBS (k)	2,034,271
	402		7.00%, 7/1/36, MBS (k)	457,165
	3,415		7.00%, 8/1/36, MBS (k)	3,885,733
	799		7.00%, 9/1/36, MBS (k)	909,380
	1,170		7.00%, 11/1/36, MBS (k)	1,329,915
	449		7.00%, 12/1/36, MBS (k)	510,832
	1,685		7.00%, 1/1/37, MBS (k)	1,917,116
	811		7.00%, 2/25/43, CMO (k)	960,000
	349		7.00%, 9/25/43, CMO (k)	415,022
	107		7.00%, 10/25/43, CMO (k)	121,876
	40		7.50%, 1/1/16, MBS (k)	43,157
	1,325		7.50%, 5/15/24, CMO (k)	1,547,327
	223		7.50%, 8/1/24, MBS (k)	262,307
	2		7.50%, 6/1/25, MBS	2,146
	17		7.50%, 12/1/25, MBS	19,349
	4		7.50%, 1/1/26, MBS	4,748
	12		7.50%, 2/1/26, MBS	14,327
	20		7.50%, 3/1/26, MBS	23,861
	25		7.50%, 4/1/26, MBS (k)	29,801
	23		7.50%, 5/1/26, MBS	25,151
	205		7.50%, 6/1/26, MBS (k)	241,138
	171		7.50%, 7/1/26, MBS (k)	185,893
	47		7.50%, 8/1/26, MBS	49,152
	13		7.50%, 11/1/26, MBS	15,051
	439		7.50%, 12/1/26, MBS (k)	510,287
	157		7.50%, 3/15/28, CMO (k)	178,808
	2,942		7.50%, 4/1/28, MBS (k)	3,492,892
	1		7.50%, 2/1/30, MBS	570
	1		7.50%, 4/1/30, MBS	773
	–	(g)	7.50%, 6/1/30, MBS	58
	4		7.50%, 10/1/30, MBS	4,035
	2		7.50%, 11/1/30, MBS	1,987
	872		7.50%, 12/1/30, MBS (k)	1,042,752
	608		7.50%, 5/1/32, MBS (k)	722,293
	84		7.50%, 7/1/34, MBS (k)	88,797
	200		7.50%, 3/1/37, MBS (k)	228,503

12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Freddie Mac (continued)
	$65	7.50%, 2/25/42, CMO (k)	$79,923
	57	8.00%, 8/15/22, CMO (k)	69,809
	38	8.00%, 7/1/24, MBS	39,838
	55	8.00%, 8/1/24, MBS (k)	65,351
	607	8.00%, 12/1/26, MBS (k)	721,538
	148	8.00%, 4/15/30, CMO (k)	169,918
	89	8.50%, 4/15/22, CMO (k)	90,936
	255	8.50%, 10/1/30, MBS (k)	298,594

			117,576,664

Ginnie Mae – 6.9%
	7,000	4.50%, MBS, TBA, 30 Year (e)	7,634,375
	194	5.50%, 6/20/35, FRN, MBS (k)	205,593
	28	6.00%, 4/15/29, MBS (k)	31,807
	3	6.00%, 8/15/31, MBS	3,094
	51	6.00%, 2/15/36, MBS (k)	57,925
	22	6.00%, 6/15/36, MBS	24,535
	10	6.00%, 7/15/36, MBS	11,544
	29	6.00%, 9/15/36, MBS (k)	33,126
	38	6.00%, 10/15/36, MBS (k)	43,398
	64	6.00%, 12/15/36, MBS (k)	72,500
	16	6.00%, 6/15/37, MBS	18,666
	1,433	6.00%, 7/15/37, MBS (k)	1,622,238
	47	6.00%, 11/15/37, MBS (k)	52,983
	59	6.00%, 12/15/37, MBS (k)	67,209
	123	6.00%, 3/15/38, MBS (k)	139,326
	535	6.00%, 9/15/38, MBS (k)	609,670
	920	6.00%, 10/15/38, MBS (k)	1,040,693
	3,652	6.00%, 11/15/38, MBS (k)	4,152,914
	26	6.00%, 12/15/38, MBS (k)	29,176
	95	6.50%, 11/20/24, MBS (k)	108,770
	727	6.50%, 4/15/32, MBS (k)	849,570
	796	6.50%, 5/15/32, MBS (k)	930,543
	51	6.50%, 6/20/32, CMO (k)	58,478
	246	6.50%, 8/20/38, MBS (k)	269,744
	84	6.50%, 10/20/38, MBS (k)	93,746
	2	7.00%, 4/15/24, MBS	2,482
	20	7.00%, 7/15/25, MBS	22,775
	28	7.00%, 9/15/25, MBS	33,007
	16	7.00%, 11/15/25, MBS	18,288
	6	7.00%, 12/15/25, MBS	6,604
	22	7.00%, 3/15/26, MBS	25,186
	6	7.00%, 4/15/26, MBS	7,880
	2	7.00%, 5/15/26, MBS	2,268
	37	7.00%, 6/15/26, MBS (k)	44,002
	3,083	7.00%, 3/20/31, CMO (k)	3,503,091
	5	7.50%, 1/15/17, MBS	4,768
	2	7.50%, 2/15/17, MBS	2,080

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)				Value
Ginnie Mae (continued)
	$3		7.50%, 3/15/17, MBS	$3,280
	2		7.50%, 4/15/17, MBS	2,284
	2		7.50%, 5/15/17, MBS	2,277
	2		7.50%, 7/15/17, MBS	1,894
	1		7.50%, 6/15/23, MBS	827
	10		7.50%, 10/15/25, MBS	10,892
	108		7.50%, 3/15/26, MBS (k)	128,558
	122		7.50%, 6/20/26, CMO (k)	139,370
	231		7.50%, 9/15/26, MBS (k)	273,972
	8		7.50%, 12/15/26, MBS	7,786
	2		7.50%, 1/15/27, MBS	2,425
	4		7.50%, 2/15/27, MBS	4,401
	48		7.50%, 3/15/27, MBS (k)	54,991
	278		7.50%, 4/15/27, MBS (k)	328,043
	6		7.50%, 5/15/27, MBS	5,882
	106		7.50%, 6/15/27, MBS (k)	119,291
	145		7.50%, 7/15/27, MBS (k)	157,427
	46		7.50%, 8/15/27, MBS (k)	48,007
	42		7.50%, 12/15/27, MBS (k)	49,038
	299		7.50%, 1/15/28, MBS (k)	318,684
	83		7.50%, 2/15/28, MBS (k)	93,273
	158		7.50%, 1/15/29, MBS (k)	173,907
	118		7.50%, 2/15/29, MBS (k)	133,957
	6		7.50%, 3/15/29, MBS	5,648
	3		8.00%, 6/15/16, MBS	3,130
	8		8.00%, 1/15/17, MBS	8,107
	–	(g)	8.00%, 2/15/17, MBS	138
	5		8.00%, 3/15/17, MBS	5,924
	13		8.00%, 4/15/17, MBS	13,537
	8		8.00%, 5/15/17, MBS	7,856
	1		8.00%, 6/15/17, MBS	649
	7		8.00%, 7/15/17, MBS	7,199
	–	(g)	8.00%, 1/15/20, MBS	424
	5		8.00%, 11/15/21, MBS	5,286
	4		8.00%, 12/15/21, MBS	4,748
	8		8.00%, 4/15/22, MBS	7,967
	–	(g)	8.00%, 5/15/22, MBS	78
	5		8.00%, 11/15/22, MBS	5,398
	–	(g)	8.50%, 10/15/16, MBS	173
	–	(g)	8.50%, 5/15/22, MBS	153
	1		8.50%, 1/15/23, MBS	844
	2		8.50%, 8/15/30, MBS	2,161
	11		8.50%, 2/15/31, MBS	13,065
	11		9.00%, 6/15/16, MBS	11,558
	29		9.00%, 11/15/16, MBS (k)	29,618
	29		9.00%, 12/15/16, MBS (k)	29,996
	18		9.00%, 9/15/17, MBS	18,395
	33		9.00%, 12/15/17, MBS (k)	38,138

14	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Ginnie Mae (continued)
	$50	9.00%, 3/15/18, MBS (k)	$52,949
	39	9.00%, 5/15/18, MBS (k)	40,183
	18	9.00%, 6/15/18, MBS	18,251
	128	9.00%, 10/15/19, MBS (k)	131,532
	88	9.00%, 11/15/19, MBS (k)	98,587
	74	9.00%, 1/15/20, MBS (k)	86,869

			24,543,081

Small Business Administration Participation Certificates – 0.9%
	511	4.625%, 2/1/25, ABS	558,728
	368	4.754%, 8/10/14, ABS	390,566
	279	5.038%, 3/10/15, ABS	296,972
	1,237	5.51%, 11/1/27, ABS	1,394,756
	129	5.78%, 8/1/27, ABS	147,280
	116	5.82%, 7/1/27, ABS	132,620
	52	6.30%, 7/1/13	53,040
	191	6.30%, 6/1/18	209,360
	64	6.40%, 8/1/13	66,284
	28	7.20%, 6/1/17	30,792
	20	7.70%, 7/1/16	21,845

			3,302,243

Vendee Mortgage Trust – 1.9%
	404	6.50%, 3/15/29, CMO	480,654
	80	6.75%, 2/15/26, CMO	92,873
	186	6.75%, 6/15/26, CMO	221,103
	4,973	7.50%, 9/15/30, CMO	5,962,273

			6,756,903

Total U.S. Government Agency Securities (cost-$915,312,880)			946,299,263

CORPORATE BONDS & NOTES – 58.9%
Airlines – 2.2%
	727	Northwest Airlines, Inc., 1.229%, 11/20/15, FRN (MBIA) (k)	662,079
		United Air Lines Pass Through Trust,
	2,338	6.636%, 1/2/24	2,396,157
	835	9.75%, 7/15/18	939,247
	3,455	10.40%, 5/1/18 (k)	3,895,911

			7,893,394

Banking – 11.5%
	£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	2,458,249
		BPCE S.A. (h),
	€50	9.00%, 3/17/15	57,554
	€300	9.25%, 4/22/15	332,572
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	2,476,023
	$5,900	11.00%, 6/30/19 (a)(d)(h)(k)	7,336,095
	7,700	Discover Bank, 7.00%, 4/15/20 (k)	8,453,799
	£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,231,646

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Banking (continued)
	$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(k)	$4,925,400
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	13,715,000

			40,986,338

Energy – 0.2%
	625	Consol Energy, Inc., 8.25%, 4/1/20	680,469

Financial Services – 26.5%
		Ally Financial, Inc. (k),
	3,000	6.75%, 12/1/14	3,106,572
	6,100	8.30%, 2/12/15	6,744,282
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	1,071,000
	3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(k)	2,964,309
		CIT Group, Inc.,
	3,900	5.25%, 4/1/14 (a)(d)(k)	3,987,750
	663	7.00%, 5/1/16	664,066
	1,172	7.00%, 5/1/17	1,174,643
	9,000	Citigroup, Inc., 5.00%, 9/15/14 (k)	9,260,793
		Credit Agricole S.A. (h),
	£250	5.136%, 2/24/16	273,795
	$2,500	6.637%, 5/31/17 (a)(d)(k)	1,796,875
	£800	8.125%, 10/26/19	951,784
		Ford Motor Credit Co. LLC,
	$1,000	6.625%, 8/15/17	1,120,483
	10,000	8.70%, 10/1/14 (k)	11,348,910
	£3,000	General Electric Capital Corp.,
		6.50%, 9/15/67, (converts to FRN on 9/15/17)	4,372,847
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	4,165,604
		International Lease Finance Corp. (a)(d),
	2,000	6.75%, 9/1/16	2,162,500
	7,000	7.125%, 9/1/18 (k)	7,700,000
	£300	LBG Capital No.2 PLC, 15.00%, 12/21/19	553,106
	$4,000	Merrill Lynch & Co., Inc., 1.027%, 1/15/15, FRN (k)	3,568,072
		Morgan Stanley,
	8,000	1.015%, 10/18/16, FRN (k)	6,929,024
	AUD2,700	4.93%, 3/1/13, FRN	2,795,496
	$1,000	6.625%, 4/1/18	1,055,461
		Royal Bank of Scotland PLC, FRN,
	2,000	1.281%, 4/11/16	1,590,000
	3,000	1.316%, 9/29/15	2,415,000
		SLM Corp.,
	150	0.86%, 1/27/14, FRN	139,150
	1,050	5.00%, 10/1/13	1,073,625
	1,000	5.375%, 5/15/14	1,028,310
	570	5.575%, 2/1/14, FRN	557,848
	1,000	8.00%, 3/25/20	1,067,500
	2,500	8.45%, 6/15/18 (k)	2,718,750
	1,800	UBS AG, 5.875%, 12/20/17	2,019,461
	4,250	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,356,250

			94,733,266

16	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Healthcare & Hospitals – 0.4%
	$1,500	HCA, Inc., 9.00%, 12/15/14	$1,582,500

Hotels/Gaming – 0.0%
	100	MGM Resorts International, 9.00%, 3/15/20	113,250

Insurance – 5.6%
		American International Group, Inc.,
	6,300	5.85%, 1/16/18 (k)	6,588,093
	3,000	6.25%, 5/1/36	2,978,172
	3,600	6.40%, 12/15/20 (k)	3,925,119
	£819	6.765%, 11/15/17 (a)(d)	1,288,403
	$3,400	8.25%, 8/15/18 (k)	3,926,820
	£850	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,174,681

			19,881,288

Oil & Gas – 9.3%
		Anadarko Petroleum Corp.,
	$600	6.20%, 3/15/40	709,774
	3,600	6.375%, 9/15/17	4,264,873
	4,500	6.45%, 9/15/36 (k)	5,393,930
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	7,951,209
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	1,403,537
	$3,000	8.625%, 4/28/34	3,720,000
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,388,358
	2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	2,150,000
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (k)	6,447,815

			33,429,496

Real Estate Investment Trust – 2.3%
	4,500	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,102,082
	3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (k)	3,092,913

			8,194,995

Retail – 0.3%
	962	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(k)	1,146,607

Utilities – 0.6%
	2,000	Energy Future Holdings Corp., 10.00%, 1/15/20	2,155,000

Total Corporate Bonds & Notes (cost-$185,538,270)			210,796,603

MORTGAGE-BACKED SECURITIES – 46.0%
		Adjustable Rate Mortgage Trust, CMO, VRN,
	1,759	2.684%, 7/25/35	1,341,946
	4,141	4.74%, 8/25/35	3,269,845
		Banc of America Large Loan, Inc., CMO (a)(d),
	4,761	2.035%, 11/15/15, FRN	4,426,293
	2,833	5.686%, 4/24/49, VRN	2,819,606
	71	Banc of America Mortgage Securities, Inc., 2.926%, 2/25/35, CMO, FRN	60,163
		BCAP LLC Trust, CMO,
	210	0.475%, 7/26/36, FRN (a)(d)	49,007

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
	$41	0.775%, 10/26/33, FRN	$36,882
	130	2.665%, 10/26/33, VRN (a)(b)(d)(l) (acquisition cost-$25,974; purchased 1/20/12)	26,341
	43	2.696%, 6/26/35, VRN (a)(d)	22,202
	574	4.903%, 3/26/36, FRN (a)(d)	509,415
	825	Bear Stearns Alt-A Trust, 5.677%, 8/25/36, CMO, VRN	448,159
	3,860	Bear Stearns Commercial Mortgage Securities, 7.00%, 5/20/30, CMO, VRN	4,351,574
	17	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	17,541
	2,500	Commercial Mortgage Pass Through Certificates, 5.605%, 6/9/28, CMO (a)(d)	2,559,835
		Countrywide Alternative Loan Trust, CMO,
	324	5.50%, 5/25/22	283,381
	1,598	6.25%, 8/25/37	969,647
	2,453	6.50%, 7/25/35	1,448,716
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,378	3.728%, 8/25/34, FRN	867,990
	4,418	7.50%, 11/25/34 (a)(d)	4,552,337
	599	7.50%, 6/25/35 (a)(d)	597,203
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	438	1.426%, 3/25/34, FRN	376,795
	1,198	7.00%, 2/25/34	1,250,448
		Credit Suisse Mortgage Capital Certificates, CMO,
	2,519	0.455%, 10/15/21, FRN (a)(d)	2,348,454
	2,306	5.695%, 9/15/40, VRN	2,499,999
	€2,697	DECO Series, 1.309%, 10/27/20, CMO, FRN	2,965,543
	$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO, VRN (a)(d)	4,780,615
	471	GMAC Mortgage Corp. Loan Trust, 5.15%, 8/19/34, CMO, FRN	370,889
	2,793	GSAA Trust, 6.00%, 4/1/34, CMO	2,882,967
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	4,028	7.00%, 6/25/43	4,088,906
	100	7.50%, 6/19/27, VRN	101,373
	1,548	8.00%, 9/19/27, VRN	1,605,516
		GSR Mortgage Loan Trust, CMO,
	1,077	0.606%, 12/25/34, FRN	888,391
	583	0.616%, 12/25/34, FRN	475,748
	5,476	5.136%, 11/25/35, VRN	4,765,096
	5,000	5.50%, 11/25/35	4,484,710
	968	6.50%, 1/25/34	1,022,570
		Harborview Mortgage Loan Trust, CMO,
	3,053	0.651%, 10/19/33, FRN	2,578,391
	3,101	5.546%, 6/19/36, VRN	1,757,535
	425	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO, VRN	421,517
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d),
	5,000	0.735%, 7/15/19, FRN	4,375,050
	4,000	5.717%, 3/18/51, VRN	4,009,598
		JPMorgan Mortgage Trust, CMO,
	5,828	2.676%, 10/25/36, VRN	4,520,259
	224	5.50%, 8/25/22	213,378
	1,529	5.50%, 6/25/37	1,347,170
	615	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	559,954

18	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
	$4,005	Luminent Mortgage Trust, 0.446%, 12/25/36, CMO, FRN	$2,168,297
	1,679	MASTR Adjustable Rate Mortgage Trust, 3.027%, 10/25/34, CMO, VRN	1,222,997
		MASTR Alternative Loans Trust, CMO,
	1,047	6.25%, 7/25/36	781,319
	1,360	6.50%, 3/25/34	1,419,913
	106	7.00%, 4/25/34	106,664
		MASTR Reperforming Loan Trust, CMO (a)(d),
	2,967	7.00%, 5/25/35 (k)	2,972,275
	4,285	7.50%, 7/25/35	4,336,188
	135	Merrill Lynch Mortgage Investors, Inc., 5.25%, 8/25/36, CMO, VRN	137,244
	2	Morgan Stanley Dean Witter Capital I, 5.50%, 4/25/17, CMO	1,837
		Newgate Fund PLC, CMO, FRN,
	£4,200	2.061%, 12/15/50	4,694,273
	£3,450	2.311%, 12/15/50	2,679,113
	€3,050	2.676%, 12/15/50	1,785,623
	€3,050	2.926%, 12/15/50	1,501,791
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$2,217	7.00%, 10/25/34	2,246,815
	3,499	7.50%, 3/25/34	3,745,986
	6,653	7.50%, 10/25/34	6,909,938
		Residential Accredit Loans, Inc., CMO,
	3,331	0.456%, 6/25/46, FRN	1,208,490
	4,101	6.00%, 8/25/35	3,277,075
		Residential Asset Mortgage Products, Inc., CMO,
	40	6.50%, 11/25/31	40,221
	488	7.00%, 8/25/16	493,460
	1,036	8.50%, 10/25/31	1,109,137
	1,608	8.50%, 11/25/31	1,684,121
	585	Structured Adjustable Rate Mortgage Loan Trust,
		2.563%, 3/25/34, CMO, VRN	535,953
	5,965	Structured Asset Mortgage Investments, Inc.,
		1.697%, 8/25/47, CMO, FRN	3,100,833
	5,307	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	5,030,117
	3,921	Thornburg Mortgage Securities Trust, 0.386%, 3/25/37, CMO, FRN	3,887,300
	5,600	UBS Commercial Mortgage Trust, 0.860%, 7/15/24, CMO, FRN (a)(d)	4,519,334
	5,000	Wachovia Bank Commercial Mortgage Trust, 0.410%, 9/15/21, CMO, FRN (a)(d)	4,485,645
	575	WaMu Mortgage Pass Through Certificates, 2.569%, 5/25/35, CMO, VRN	440,832
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	1,427	6.50%, 8/25/34	1,477,392
	591	7.00%, 3/25/34	630,289
	1,335	7.50%, 4/25/33	1,367,262
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	2,229	2.667%, 4/25/36, VRN	1,755,384
	1,184	2.678%, 6/25/35, FRN	1,102,708
	129	2.698%, 4/25/36, VRN	100,931
	2,800	5.666%, 10/25/36, VRN	2,429,876
	5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	5,709,143

Total Mortgage-Backed Securities (cost-$166,439,175)			164,444,731

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
SENIOR LOANS (a)(c) – 5.8%
Financial Services – 4.5%
	$1,300	Delos Aircraft, Inc., 7.00%, 3/17/16, Term B2	$1,310,345
	1,700	International Lease Finance Corp., 6.75%, 3/17/15, Term B1	1,712,822
	1,293	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	1,292,622
	12,500	Springleaf Finance Corp., 5.50%, 5/10/17	11,682,288

			15,998,077

Healthcare & Hospitals – 0.5%
	1,925	HCA, Inc., 2.77%, 5/2/16, Term A2	1,855,619

Oil & Gas – 0.5%
	1,873	Petroleum Export, 3.563%, 12/20/12, Term B	1,855,051

Utilities – 0.3%
	1,913	Texas Competitive Electric Holdings Co. LLC, 4.795%, 10/10/17	1,187,973

Total Senior Loans (cost-$21,852,709)			20,896,720

ASSET-BACKED SECURITIES – 3.6%
	625	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	517,304
		Advanta Business Card Master Trust, FRN,
	367	0.531%, 6/20/14	337,663
	367	0.531%, 12/22/14	337,663
		Ameriquest Mortgage Securities, Inc., FRN,
	1,468	3.801%, 11/25/32	137,113
	430	5.901%, 2/25/33	32,780
	1,532	Bear Stearns Asset-Backed Securities Trust, 0.776%, 9/25/34, FRN	1,063,164
		Conseco Finance Securitizations Corp.,
	623	7.96%, 2/1/32	499,926
	319	7.97%, 5/1/32	224,797
		Conseco Financial Corp.,
	254	6.53%, 2/1/31, VRN	255,930
	461	7.05%, 1/15/27	480,329
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	911,240
	5,000	Green Tree, 8.97%, 4/25/38, VRN (a)(d)	5,557,066
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	1,110,595
	1,315	Morgan Stanley ABS Capital I, 0.456%, 1/25/36, FRN	1,158,521
	40	Oakwood Mortgage Investors, Inc., 0.515%, 5/15/13, FRN	31,924
	30	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	30,890

Total Asset-Backed Securities (cost-$13,121,827)			12,686,905

Shares
CONVERTIBLE PREFERRED STOCK – 0.4%
Utilities – 0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost-$1,360,000)	1,474,240

20	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
MUNICIPAL BOND – 0.4%
West Virginia – 0.4%
	$1,880	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,769,389)	$1,386,801

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	3,881	SemGroup Corp., Class A (j) (cost-$100,913)	102,737

Units
WARRANT – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	4,086	SemGroup Corp., expires 11/30/14 (j) (cost-$18,385)	24,207

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 12.4%
Corporate Notes – 4.4%
Airlines – 0.8%
	$3,000	American Airlines, Inc., 10.50%, 10/15/12 (o)	3,003,750

Financial Services – 3.6%
	10,000	Citigroup, Inc., 5.625%, 8/27/12 (k)	10,192,400
		SLM Corp.,
	€1,500	3.125%, 9/17/12	1,949,505
	$500	5.125%, 8/27/12	505,006
	200	5.375%, 1/15/13	204,790

			12,851,701

Total Corporate Notes (cost-$15,380,605)			15,855,451

U.S. Treasury Obligations (i)(k)(m) – 3.2%
	11,518	U.S. Treasury Bills, 0.007%-0.056%, 2/9/12-6/28/12 (cost-$11,516,573)	11,516,573

Sovereign Debt Obligations – 0.6%
Tunisia – 0.6%
	2,000	Banque Centrale de Tunisie S.A., 7.375%, 4/25/12 (cost-$2,003,674)	2,030,000

U.S. Government Agency Securities – 0.0%
		Fannie Mae,
	9	7.00%, 7/18/12, CMO	9,104
	8	7.00%, 1/1/13, MBS	7,977
		Freddie Mac,
	18	7.00%, 9/1/12, MBS	17,860
	2	7.00%, 10/1/12, MBS	2,570
	4	7.00%, 11/1/12, MBS	4,016

Total U.S. Government Agency Securities (cost-$41,126)			41,527

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)			Value
Repurchase Agreements – 4.2%
	$5,000	Barclays Capital, Inc., dated 1/31/12, 0.22%, due 2/1/12, proceeds $5,000,031; collateralized by Ginnie Mae, 6.00%, due 4/15/40, valued at $5,136,743 including accrued interest	$5,000,000
	7,000	JPMorgan Securities, Inc., dated 1/31/12, 0.21%, due 2/1/12, proceeds $7,000,041; collateralized by Fannie Mae, 0.87%, due 9/12/14, valued at $7,155,418 including accrued interest	7,000,000
	2,000	Morgan Stanley & Co., dated 1/31/12, 0.21%, due 2/1/12, proceeds $2,000,012; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $2,044,087 including accrued interest	2,000,000
	987	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $987,000; collateralized by Federal Home Loan Bank, 0.255%, due 7/20/12, valued at $1,007,513 including accrued interest	987,000

Total Repurchase Agreements (cost-$14,987,000)			14,987,000

Total Short-Term Investments (cost-$43,928,978)			44,430,551

Notional Amount (000s)
OPTIONS PURCHASED (j) – 0.0%
Put Options – 0.0%
	Fannie Mae, 3.50%-6.50%, TBA, 30 Year (OTC),
$50,400	strike price $87, expires 4/5/12	–	(n)
13,600	strike price $89, expires 2/6/12	–	(n)
14,000	strike price $90, expires 4/5/12	–	(n)
50,000	strike price $92.50, expires 3/5/12	–	(n)
153,000	strike price $93, expires 2/6/12	2
1,000	strike price $93, expires 4/5/12	–	(n)
67,000	strike price $97.50, expires 3/5/12	1
87,000	strike price $98, expires 2/6/12	1
196,000	strike price $102.88, expires 3/5/12	14,549
	Freddie Mac 4.00%, TBA, 30 Year (OTC),
3,000	strike price $87, expires 3/5/12	–	(n)
	Ginnie Mae 4.50%, TBA, 30 Year (OTC),
7,000	strike price $92, expires 3/12/12	–	(n)

Total Options Purchased (cost-$75,234)		14,553

Total Investments, before securities sold short (cost-$1,349,517,760) – 392.1%		1,402,557,311

Principal Amount (000s)
SECURITIES SOLD SHORT – (63.5)%
U.S. Government Agency Securities – (63.5)%
$15,000	Fannie Mae, 4.00%, MBS, TBA, 30 Year	(15,857,812)
198,000	4.50%, MBS, TBA, 30 Year	(211,148,438)

Total U.S. Government Agency Securities (proceeds received-$226,510,078)		(227,006,250)

Total Investments, net of securities sold short (cost-$1,123,007,682) – 328.6%		1,175,551,061
Other liabilities in excess of other assets – (228.6)%		(817,838,966)

Net Assets—100.0%		$357,712,095

22	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2012 (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $143,259,944, representing 40.0% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2012.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after January 31, 2012.
(f)	Fair-Valued – Security with a value of $3,037,482, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Principal amount less than $500.
(h)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.
(j)	Non-income producing.
(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Restricted. The acquisition cost of such security is $25,974 and the market value is $26,341, representing less than 0.05% of net assets.
(m)	Rates reflect the effective yields at purchase date.
(n)	Value less than $1.
(o)	In default.

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
OTC	-	Over the Counter
TBA	-	To Be Announced
VRN	-	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.

See Accompanying Notes to Financial Statements	1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities

January 31, 2012

Assets:
Investments, at value (cost-$1,349,517,760)	$1,402,557,311
Cash (including foreign currency, at value of $467,544 with a cost of $457,898)	690,049
Receivable for investments sold	623,149,063
Interest receivable	6,378,165
Unrealized appreciation of OTC swaps	3,724,659
Swap premiums paid	518,648
Unrealized appreciation of forward foreign currency contracts	90,143
Receivable for principal paydown	406
Prepaid expenses and other assets	6,466
Total Assets	2,037,114,910

Liabilities:
Payable for investments purchased	1,031,792,520
Payable for reverse repurchase agreements	407,006,000
Securities sold short, at value (proceeds received-$226,510,078)	227,006,250
Swap premiums received	3,756,696
Dividends payable to shareholders	3,197,092
Payable to brokers for cash collateral received	3,150,000
Payable for variation margin on centrally cleared swaps	882,382
Unrealized depreciation of forward foreign currency contracts	560,255
Unrealized depreciation of OTC swaps	327,783
Interest payable for reverse repurchase agreements	306,403
Investment management fees payable	252,208
Payable to broker	13,594
Accrued expenses and other liabilities	1,151,632
Total Liabilities	1,679,402,815
Net Assets	$357,712,095

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 40,128,991 shares issued and outstanding)	$401
Paid-in-capital in excess of par	433,355,375
Undistributed net investment income	1,712,439
Accumulated net realized loss	(127,043,671)
Net unrealized appreciation of investments, securities sold short, swaps, and foreign currency transactions	49,687,551
Net Assets	$357,712,095
Net Asset Value Per Share	$8.91

24	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Operations

Year ended January 31, 2012

Investment Income:
Interest	$59,460,572
Dividends	129,200
Facility and other fee income	99,085
Total Investment Income	59,688,857

Expenses:
Investment management fees	3,222,057
Interest expense	1,764,831
Custodian and accounting agent fees	281,704
Audit and tax services	87,496
Stockholder communications	79,093
Transfer agent fees	51,142
Directors’ fees and expenses	40,030
New York Stock Exchange listing fees	33,297
Legal fees	21,505
Insurance expense	13,575
Miscellaneous	4,709
Total Expenses	5,599,439

Net Investment Income	54,089,418

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,305,038
Swaps	(39,421,505)
Foreign currency transactions	(196,036)
Net change in unrealized appreciation/depreciation of:
Investments	(3,886,523)
Securities sold short	(496,172)
Swaps	(9,831,064)
Foreign currency transactions	175,780
Net realized and change in unrealized loss on investments, securities sold short, swaps and foreign currency transactions	(41,350,482)
Net Increase in Net Assets Resulting from Investment Operations	$12,738,936

See Accompanying Notes to Financial Statements	1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Year ended January 31,
	2012	2011
Investment Operations:
Net investment income	$54,089,418	$49,757,755
Net realized gain (loss) on investments, swaps and foreign currency transactions	(27,312,503)	4,128,900
Net change in unrealized appreciation/depreciation of investments, securities sold short, swaps and foreign currency transactions	(14,037,979)	36,580,820
Net increase in net assets resulting from investment operations	12,738,936	90,467,475
Dividends to Stockholders from Net Investment Income	(55,382,544)	(55,794,474)

Common Stock Transactions:
Reinvestment of dividends	5,660,890	5,905,180
Total increase (decrease) in net assets	(36,982,718)	40,578,181

Net Assets:
Beginning of year	394,694,813	354,116,632
End of year (including undistributed net investment income of $1,712,439 and $2,491,806, respectively)	$357,712,095	$394,694,813

Shares Issued in Reinvestment of Dividends	525,411	584,778

26	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows

Year ended January 31, 2012

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$12,738,936
Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(1,879,043,532)
Proceeds from sales of long-term investments	1,691,067,878
Purchases of short-term portfolio investments, net	(13,644,156)
Net change in unrealized appreciation/depreciation of investments, securities sold short, swaps and foreign currency transactions	14,037,979
Net realized gain on investments, swaps and foreign currency transactions	27,312,503
Net amortization/accretion on investments	(3,882,868)
Increase in proceeds from securities sold short	226,510,078
Increase in receivable for investments sold	(427,354,720)
Decrease in interest receivable	1,440,080
Decrease in receivable for principal paydown	249,769
Increase in prepaid expenses and other assets	(1,710)
Increase in payable for investments purchased	486,978,653
Decrease in payable to brokers for cash collateral received	(5,500,000)
Net cash used for swap transactions	(41,483,044)
Net cash used for foreign currency transactions	(220,171)
Decrease in investment management fees payable	(29,482)
Increase in interest payable for reverse repurchase agreements	232,336
Decrease in accrued expenses and other liabilities	(13,447)
Net cash provided by operating activities*	89,395,082

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(40,013,773)
Cash dividends paid (excluding reinvestment of dividends of $5,660,890)	(49,494,830)
Net cash used for financing activities	(89,508,603)
Net decrease in cash	(113,521)
Cash at beginning of year	803,570
Cash at end of year	$690,049
*	Included in operating expenses is cash paid by the Fund for interest primarily related to participation in reverse repurchase agreement transactions of $1,532,975.

See Accompanying Notes to Financial Statements	1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million shares of common stock with $0.00001 par value.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There is no guarantee that the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund is currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

28	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Directors, or persons acting at their discretion pursuant to procedures approved by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended January 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain

30	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a), 5(b) and 5(c) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/12
Investments in Securities – Assets
U.S. Government Agency Securities	—	$943,261,781	$3,037,482	$946,299,263
Corporate Bonds & Notes:
Airlines	—	—	7,893,394	7,893,394
All Other	—	202,903,209	—	202,903,209

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/12
Mortgage-Backed Securities	—	$164,444,731	—	$164,444,731
Senior Loans	—	20,896,720	—	20,896,720
Asset-Backed Securities	—	12,686,905	—	12,686,905
Convertible Preferred Stock	$1,474,240	—	—	1,474,240
Municipal Bonds	—	1,386,801	—	1,386,801
Common Stock	102,737	—	—	102,737
Warrants	—	24,207	—	24,207
Short-Term Investments	—	44,430,551	—	44,430,551
Options Purchased:
Interest Rate Contracts	—	14,553	—	14,553

Total Investments in Securities – Assets	$1,576,977	$1,390,049,458	$10,930,876	$1,402,557,311

Investments in Securities – Liabilities
Securities Sold Short, at value	—	$(227,006,250)	—	$(227,006,250)

Other Financial Instruments* – Assets
Credit Contracts	—	$3,724,659	—	$3,724,659
Foreign Exchange Contracts	—	90,143	—	90,143

Total Other Financial Instruments* – Assets	—	$3,814,802	—	$3,814,802

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(459,836)	—	$(459,836)
Foreign Exchange Contracts	—	(560,255)	—	(560,255)
Interest Rate Contracts	—	(5,646,877)	—	(5,646,877)

Total Other Financial Instruments* – Liabilities	—	$(6,666,968)	—	$(6,666,968)

Total Investments	$1,576,977	$1,160,191,042	$10,930,876	$1,172,698,895

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended January 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2012, was as follows:

	Beginning Balance 1/31/11	Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/12
Investments in Securities – Assets
U.S. Government Agency Securities	$3,323,718	—	$(272,876)	$1,786	$4,948	$(20,094)	—	—	$3,037,482
Corporate Bonds & Notes:
Airlines	9,471,650	—	(1,282,197)	20,823	4,989	(321,871)	—	—	7,893,394

32	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Beginning Balance 1/31/11	Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/12
Mortgage-Backed Securities	$2,851,092	—	—	$35,842	—	$(67,328)	—	$(2,819,606)	—

Total Investments	$15,646,460	—	$(1,555,073)	$58,451	$9,937	$(409,293)	—	$(2,819,606)	$10,930,876

*	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which the Fund held at January 31, 2012, was $189,510. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at January 31, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to stockholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2012, $898,447 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase

34	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Securities issued by the Small Business Administration and Vendee Mortgage Trust are backed by the full faith and credit of the U.S. Government. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

(o) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(q) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

36	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

2. Principal Risks (continued)

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund engages in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

2. Principal Risks (continued)

the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option includes the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included

38	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

3. Financial Derivative Instruments (continued)

as part of realized gains or losses on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

3. Financial Derivative Instruments (continued)

by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds in a manner which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5 (a)), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2012 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5 (a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction

40	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

3. Financial Derivative Instruments (continued)

in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at January 31, 2012:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$14,553	—	—	$14,553
Unrealized appreciation of OTC swaps	—	$3,724,659	—	3,724,659
Unrealized appreciation of forward foreign currency contracts	—	—	$90,143	90,143

Total asset derivatives	$14,553	$3,724,659	$90,143	$3,829,355

Liability derivatives:
Unrealized depreciation of OTC swaps	—	$(327,783)	—	$(327,783)
Payable for variation margin on centrally cleared swaps*	$(873,859)	(8,523)	—	(882,382)
Unrealized depreciation of forward foreign currency contracts	—	—	$(560,255)	(560,255)

Total liability derivatives	$(873,859)	$(336,306)	$(560,255)	$(1,770,420)

*	Included in the net unrealized depreciation of $5,646,877 and $132,053 on centrally cleared interest rate swaps and centrally cleared credit default swaps, respectively, as reported in sections 5(a) and 5(b) of the Notes to Financial Statements.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statement of Operations for the year ended January 31, 2012:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Investments (options purchased)	$(163,547)	—	—	$(163,547)
Swaps	(34,712,622)	$(4,708,883)	—	(39,421,505)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(270,887)	(270,887)

Total net realized loss	$(34,876,169)	$(4,708,883)	$(270,887)	$(39,855,939)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(21,661)	—	—	$(21,661)
Swaps	(8,979,890)	$(851,174)	—	(9,831,064)
Foreign currency transactions (forward foreign currency contracts)	—	—	$199,915	199,915

Total net change in unrealized appreciation/depreciation	$(9,001,551)	$(851,174)	$199,915	$(9,652,810)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended January 31, 2012:

Options Purchased	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
Notional(2)	Purchased	Sold	Buy	Sell
390,320,000	3,622,708	47,337,470	5,200	63,265	217,720

(1)	U.S. $ value on origination date
(2)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended January 31, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations were $161,074,208 and $198,113,201, respectively. Purchases and sales of U.S. government obligations were $1,717,969,324 and $1,518,726,019, respectively.

42	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

5. Investments in Securities (continued)

(a) Credit default swap agreements outstanding at January 31, 2012:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.44%	12/20/13	4.10%	$591,442	—	$591,442
MetLife	13,400	2.56	9/20/15	1.00	(696,960)	$(900,456)	203,496
SLM	5,000	3.57	12/20/13	5.00	159,054	(612,500)	771,554
Barclays Bank:
American International Group	100	3.51	12/20/20	1.00	(16,255)	(22,162)	5,907
BNP Paribas:
General Electric	800	1.33	12/20/13	4.60	53,163	—	53,163
Citigroup:
American Express	500	0.44	12/20/13	4.30	38,973	—	38,973
SLM	6,000	3.57	12/20/13	5.00	190,865	518,648	(327,783)
SLM	1,300	3.57	12/20/13	5.00	41,354	(156,000)	197,354
Deutsche Bank:
American International Group	3,000	2.10	3/20/13	2.10	7,395	—	7,395
General Electric	4,100	1.33	12/20/13	4.78	286,710	—	286,710
General Electric	8,000	1.33	12/20/13	4.82	566,586	—	566,586
SLM	2,600	3.57	12/20/13	5.00	82,708	(318,500)	401,208

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Received	Unrealized Appreciation
Goldman Sachs:
American International Group	$100	3.51%	12/20/20	1.00%	$(16,255)	$(25,555)	$9,300
JPMorgan Chase:
Markit ABX.HE Index	6,587	†	7/25/45	0.18	(694,889)	(955,181)	260,292
Morgan Stanley:
American International Group	100	3.51	12/20/20	1.00	(16,255)	(24,688)	8,433
Merrill Lynch & Co.	5,000	3.06	9/20/16	1.00	(418,808)	(741,654)	322,846

					$158,828	$(3,238,048)	$3,396,876

Centrally cleared sell protection swap agreements:

Broker (Exchange)	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Unrealized Depreciation
Citigroup (CME):
Dow Jones CDX IG-17 5-Year Index	$12,100	1.01%	12/20/16	1.00%	$(14,565)	$(132,053)

†	Credit spread not quoted for asset-backed securities.
(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	43

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

5. Investments in Securities (continued)

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Centrally cleared interest rate swap agreements outstanding at January 31, 2012:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Depreciation
Citigroup (CME)	$188,000	6/20/22	2.25%	3-Month USD-LIBOR	$(4,080,837)	$(5,646,877)

CDX – Credit Derivatives Index

CME – Chicago Mercantile Exchange

IG – Investment Grade

LIBOR – London Inter-Bank Offered Rate

OTC – Over the Counter

(c) Forward foreign currency contracts outstanding at January 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
324,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	$321,504	$323,068	$1,564
3,588,000 Euro settling 2/2/12	Barclays Bank	4,650,048	4,693,282	43,234
1,071,000 Euro settling 2/2/12	Citigroup	1,394,228	1,400,921	6,693
1,500,000 Euro settling 2/2/12	UBS	1,950,300	1,962,075	11,775
Sold:
2,438,000 Australian Dollar settling 2/23/12	JPMorgan Chase	2,395,615	2,582,206	(186,591)
6,213,000 British Pound settling 3/12/12	Barclays Bank	9,714,740	9,787,391	(72,651)
6,213,000 British Pound settling 3/12/12	UBS	9,738,411	9,787,391	(48,980)
324,000 Canadian Dollar settling 2/9/12	Deutsche Bank	317,358	323,068	(5,710)
175,000 Canadian Dollar settling 3/22/12	Royal Bank of Canada	175,091	174,330	761
3,588,000 Euro settling 3/2/12	Barclays Bank	4,650,507	4,693,533	(43,026)
686,000 Euro settling 4/16/12	Barclays Bank	879,349	897,540	(18,191)
1,071,000 Euro settling 3/2/12	Citigroup	1,394,382	1,400,996	(6,614)
507,000 Euro settling 4/16/12	Citigroup	648,788	663,343	(14,555)
6,159,000 Euro settling 2/2/12	Goldman Sachs	8,082,394	8,056,278	26,116
1,500,000 Euro settling 3/2/12	UBS	1,950,518	1,962,180	(11,662)
2,858,000 Euro settling 4/16/12	UBS	3,636,486	3,739,315	(102,829)
632,560,000 Japanese Yen settling 2/14/12	Deutsche Bank	8,250,747	8,300,193	(49,446)

				$(470,112)

44	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

5. Investments in Securities (continued)

At January 31, 2012, the Fund held $2,560,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(d) Open reverse repurchase agreements at January 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.26%	1/20/12	2/13/12	$23,971,077	$23,969,000
	0.26	1/25/12	2/21/12	9,589,484	9,589,000
	0.45	12/12/11	3/13/12	631,402	631,000
	0.50	1/12/12	2/13/12	56,175,599	56,160,000
	0.753	8/24/11	2/24/12	2,860,601	2,851,000
	0.753	8/26/11	2/24/12	4,885,193	4,869,000
	0.764	8/24/11	2/14/12	3,024,298	3,014,000
	0.85	12/16/11	3/19/12	623,691	623,000
	0.95	10/19/11	4/20/12	1,511,176	1,507,000
	1.053	8/24/11	2/24/12	14,684,830	14,616,000
Citigroup	0.25	1/12/12	2/13/12	77,235,726	77,225,000
	0.28	1/12/12	2/13/12	873,137	873,000
	0.35	1/12/12	2/13/12	109,068,204	109,047,000
Credit Suisse First Boston	0.26	1/23/12	2/21/12	2,000,130	2,000,000
	1.05	11/23/11	2/17/12	11,065,546	11,043,000
	1.10	1/12/12	2/16/12	6,348,878	6,345,000
Deutsche Bank	0.65	11/10/11	2/13/12	3,383,062	3,378,000
	0.65	11/18/11	2/17/12	13,360,067	13,342,000
	0.65	1/10/12	4/12/12	2,987,186	2,986,000
	0.68	11/23/11	2/23/12	6,567,673	6,559,000
	0.82	11/23/11	2/23/12	4,578,288	4,571,000
	0.90	12/27/11	3/21/12	6,080,468	6,075,000
Goldman Sachs	0.22	1/12/12	2/13/12	200,024	200,000
Greenwich Capital Markets	0.65	11/8/11	2/15/12	1,640,514	1,638,000
	0.65	11/14/11	2/15/12	11,274,059	11,258,000
JPMorgan Chase	0.78	8/24/11	2/24/12	10,054,953	10,020,000
Morgan Stanley	0.2154	9/6/11	2/6/12	3,172,808	3,170,000
Royal Bank of Canada	0.977	12/2/11	3/5/12	6,308,426	6,298,000
Royal Bank of Scotland	0.70	1/5/12	4/5/12	13,155,903	13,149,000

					$407,006,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended January 31, 2012 was $424,174,781 at a weighted average interest rate of 0.41%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2012 was $440,860,362.

At January 31, 2012, the Fund held $220,000 in principal value of U.S. Treasury Bonds, $2,123,527 in principal value of U.S. Treasury Notes and $590,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	45

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2012

6. Income Tax Information

For the years ended January 31, 2012 and January 31, 2011, the tax character of dividends paid of $55,382,544 and $55,794,474, respectively, was entirely ordinary income.

At January 31, 2012, the tax character of distributable earnings of $2,389,211 was comprised entirely of ordinary income.

For the year ended January 31, 2012, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns, materially modifying amendment fees, consent payments and expiration of capital loss carryforwards. These adjustments were to increase undistributed net investment income by $513,759, increase accumulated net realized loss by $466,253, and decrease paid-in-capital in excess of par by $47,506. Net investment income, net realized gains or losses, and net assets were not affected by these adjustments.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2012, the Fund had capital loss carryforwards of $126,837,489 which are available as a reduction, to the extent provided in the regulations, of any future net realized gains. Of this amount, $28,055,926 is subject to the provisions of the Act and is short-term. The remaining $98,781,563 expires as detailed in the table below. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Carryforward Amount	Year of Expiration
$9,752,177	2013
6,177,207	2014
616,832	2015
7,081,408	2016
61,815,848	2017
13,338,091	2018

During the year ended January 31, 2012 capital loss carryforwards of $47,506 expired.

At January 31, 2012, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $1,349,723,942. Gross unrealized appreciation was $65,285,351; gross unrealized depreciation was $12,451,982 and net unrealized appreciation was $52,833,369. The difference between book and tax cost basis was primarily attributable to wash sales loss deferrals and recognized gain for tax purposes on a corporate action.

7. Subsequent Events

On February 1, 2012, a dividend of $0.08 per share was declared to common stockholders payable March 1, 2012 to stockholders of record on February 13, 2012.

On March 1, 2012, a dividend of $0.08 per share was declared to common stockholders payable April 2, 2012 to stockholders of record on March 12, 2012.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

46	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended January 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.97	$9.08	$7.46	$9.84		$10.12
Investment Operations:
Net investment income	1.36	1.27	1.13	0.89		0.60 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, securities sold short, swaps and foreign currency transactions	(1.03)	1.04	1.83	(2.05)		(0.07)
Total from investment operations	0.33	2.31	2.96	(1.16)		0.53
Dividends to Stockholders from Net investment income	(1.39)	(1.42)	(1.34)	(1.22)		(0.81)
Net asset value, end of year	$8.91	$9.97	$9.08	$7.46		$9.84
Market price, end of year	$11.80	$10.44	$10.73	$9.51		$10.39
Total Investment Return (2)	28.34%	11.82%	29.83%	4.63%		1.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$357,712	$394,695	$354,117	$286,061		$371,168
Ratio of expenses to average net assets, including interest expense (3)	1.48%	1.43%	1.63%	3.01	%(4)	5.48%
Ratio of expenses to average net assets, excluding interest expense	1.01%	1.04%	1.05%	1.18	%(4)	1.07%
Ratio of net investment income to average net assets	14.27%	12.98%	13.84%	9.96%		5.98%
Portfolio turnover rate	147%	168%	241%	110%		154%

(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of common stock at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(p) in Notes to Financial Statements).

See Accompanying Notes to Financial Statements	1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	47

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 21, 2012

48	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc. Tax Information/Annual Stockholder Meeting Results/Changes to Board of Directors/Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders within 60 days of the Fund’s tax year ended January 31, 2012 as to the federal tax status of dividends and distributions received by stockholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 0.23% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 0.23% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, stockholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2012. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on July 20, 2011. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class III to serve until 2012	34,366,873	1,129,245
Election of Bradford K. Gallagher – Class II to serve until 2014	34,690,034	806,084
Re-election of Hans W. Kertess – Class II to serve until 2014	34,699,395	796,723
Re-election of John C. Maney* – Class II to serve until 2014	34,687,580	808,538

The other members of the Board of Directors at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson, William B. Ogden, IV and Alan Rappaport, continued to serve as Directors of the Fund.

*	Interested Director

Changes to Board of Directors:

Effective March 7, 2011, the Fund’s Board of Directors appointed Deborah A. DeCotis as a Class III Director to serve until 2011.

Paul Belica retired from the Fund’s Board as a Director on December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	49

PIMCO Strategic Global Government Fund, Inc. A Note Regarding Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Fund’s July 31, 2011 Semi-Annual Report (the “July Semi-Annual Report”) entitled “Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Board’s approval, at its June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Board by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Fund and its related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Directors for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Directors noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the July Semi-Annual Report as having been considered by the Directors at the June 2011 contract review meeting:

The Fund actually ranked third, rather than second, out of eleven funds in the expense peer group for total net expense ratio based on common assets and first, rather than second, out of eleven funds in the expense peer group for total net expense ratio based on common and leveraged assets combined.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Directors, including the non-interested Directors, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Fund’s Advisory Agreement and Sub-Advisory Agreement for a one-year period commencing July 1, 2011, as specified in the July Semi-Annual Report.

50	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc.

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in the Fund or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	51

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common stock of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common stock of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the stock is held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How stock is purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common stock for participants either (i) through receipt of newly issued common stock from the Fund (“newly issued stock”) or (ii) by purchasing common stock of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common stock of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued stock at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued stock at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common stock on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued stock under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common stock held under the Plan.

52	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (continued) (unaudited)

Stock held through nominees. If your common stock is held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common stock and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your stock re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose stock is registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional stock does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	53

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2014 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/1952

Director since: 2011

Term of office: Expected to stand for election at 2012 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/1944

Director since: 2010

Term of office: Expected to stand for election at 2014 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for election at 2013 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

54	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (continued) (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for election at 2013 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/1953

Director since: 2010

Term of office: Expected to stand for election at 2012 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election at 2014 annual meeting of stockholders.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

1.31.12	PIMCO Strategic Global Government Fund, Inc. Annual Report	55

PIMCO Strategic Global Government Fund, Inc.

Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2008	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Vice President, Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

56	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.12

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ602AR_013112

AGI_2012_01_30_2792

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,000 in 2011 and $72,450 in 2012.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,340 in 2011 and $15,000 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Strategic Global Government Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $5,203,370 and the 2012 Reporting Period was $7,376,610.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT    INVESTMENT COMPANIES

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Fundees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-

adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 30, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Strategic Global Government Fund Inc. (“RCS” or the “Fund”):

Dan J. Ivascyn

Mr. Ivascyn has been the portfolio manager since May 2005. Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (``PIMCO”) in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 20 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of January 31, 2012 including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan J.Ivascyn	RCS	6	8,865.50	7	579.12*	25	9,864.02**

*	Of these Other Pooled Investment Vehicles, 2 accounts totaling $494.67 million in assets pay an advisory fee that is based in part on the performance of the accounts.
**	Of these Other Accounts, 1 account totaling $1,736.89 million in assets pays an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of January 31, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2012.

PIMCO Strategic Global Government Fund Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND    AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	March 30, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	March 30, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2012